UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – May 28, 2008

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On May 28, 2008, Chemokine Therapeutics Corp. (the “Company”) issued a press release announcing that it has been granted two U.S. Patents (No’s 7,354,899 and 7,368,425).

A copy of the press release is attached as exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 2008	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Walter Korz Walter Korz, President & Chief Executive Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS ANNOUNCES ISSUANCE OF

TWO NEW U.S. PATENTS

Vancouver, BC (May 28, 2008) - Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders and vascular diseases, today announced that it has been granted two U.S. Patents (No’s 7,354,899 and 7,368,425).

Patent No. 7,354,899 entitled “Methods of treating Autoimmune Diseases Comprising Administering CXCR4 Antagonists” is related to the treatment of a wide range of autoimmune and inflammatory diseases such as multiple sclerosis, arthritis and psoriasis. The patent was filed based on considerable evidence that the pathway, involving the SDF-1 chemokine and its CXCR4 receptor, plays a significant role in autoimmune diseases.

Patent No. 7,368,425 entitled “Cyclic Peptides for Modulating Growth of Neo-Vessels and Their Use in Therapeutic Angiogenesis” is related to the use of chemokine SDF-1 to induce blood vessel growth to treat cardiovascular, peripheral vascular and other vascular diseases. This chemokine also has the potential for activity in tissue injuries such as wound healing.

“These patents help strengthen the Company’s growing proprietary position in chemokine-based therapies which seek to address unmet medical needs,” said Dr. Donald Wong, Vice President, Drug Development.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drug candidates in the field of chemokines.  Chemokines are a class of signaling proteins that play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration.  Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

 For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Vice President, Corporate Communications Phone: (604) 822-0305 or 1-888-822-0305 Fax: (604) 822-0302 E-mail: devans@chemokine.net Internet: www.chemokine.net